EXHIBIT 10(i)

INDEPENDENT AUDITORS’ CONSENT

To the Board of Directors of
Massachusetts Mutual Life Insurance Company

We consent to the use in this Post Effective Amendment No. 3 to Registration Statement No. 333-81015 on Form N-4 of our report dated February 15, 2002 for the Panorama Passage Segment of Massachusetts Mutual Variable Annuity Separate Account 4 and of our report dual dated March 1, 2002 and March 9, 2002, on Massachusetts Mutual Life Insurance Company (which report expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001, all of which practices differ from accounting principles generally accepted in the United States of America), appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Experts” in such Statement of Additional Information.

Deloitte & Touche LLP

Hartford, Connecticut
April 25, 2002